UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2011

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-8962	Pinnacle West Capital Corporation (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0512431

1-4473	Arizona Public Service Company (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0011170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is separately filed or furnished by Pinnacle West Capital Corporation and Arizona Public Service Company.  Each registrant is filing or furnishing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries.  Except as stated in the preceding sentence, neither registrant is filing or furnishing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 1.01.  Entry into a Material Definitive Agreement.

Item 1.02.  Termination of a Material Definitive Agreement.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Pinnacle West Capital Corporation (“Pinnacle West”) Facility

On November 4, 2011, Pinnacle West entered into a five-year unsecured revolving credit facility with Barclays Bank PLC, as Agent and Issuing Bank, The Royal Bank of Scotland plc and Wells Fargo Bank, National Association, as Co-Syndication Agents and Issuing Banks, Bank of America, N.A. and Credit Suisse AG, Cayman Islands Branch, as Co-Documentation Agents, and the lender parties thereto, allowing Pinnacle West to borrow, repay and reborrow, from time to time, up to $200 million through November 4, 2016.  On November 4, 2011, Pinnacle West terminated its prior $200 million unsecured revolving credit facility with Bank of America, N.A., as Agent and Issuing Bank, Wells Fargo Bank, National Association, as Co-Syndication Agent and Issuing Bank, Barclays Capital and Credit Suisse, Cayman Islands Branch, as Co-Syndication Agents, and the lender parties thereto, which was replaced by the new facility.  The prior credit facility would have expired on February 12, 2013.  Pinnacle West will use the new facility for general corporate purposes, including as a standby facility to support commercial paper issuances.  The facility can also be used for letters of credit.

Borrowings under the facility will bear interest based on Pinnacle West’s then-current senior unsecured debt ratings or, if no senior unsecured debt is outstanding at the time of determination, the rating for Pinnacle West’s bank credit facilities.

Borrowings under the facility are conditioned on Pinnacle West’s ability to make certain representations at the time each borrowing is made, except for representations concerning no material adverse effect and certain litigation matters, which were made only at the time the facility was entered into.  The facility includes customary covenants, including requirements that Pinnacle West maintain ownership of a specified percentage of the outstanding capital stock of Arizona Public Service Company (“APS”), maintain a consolidated debt-to-capitalization ratio no greater than a prescribed level and comply with certain lien restrictions.  The facility also includes customary events of default, including a cross default provision and a change of control provision.  If an event of default occurs, lenders holding a specified percentage of the commitments, or the agent with such lenders’ consent, may terminate the obligations of the lenders to make loans under the facility and the obligations of the issuing banks to issue letters of credit and may declare the obligations outstanding under the facility to be due and payable.

Pinnacle West and its affiliates maintain normal banking and other relationships with the agents and various other lenders and/or their affiliates in the new facility and in the prior $200 million credit facility that has been terminated.

APS Facility

On November 4, 2011, APS entered into a five-year unsecured revolving credit facility with Barclays Bank PLC, as Agent and Issuing Bank, The Royal Bank of Scotland plc and Wells Fargo Bank, National Association, as Co-Syndication Agents and Issuing Banks, Bank of America, N.A. and Credit Suisse AG, Cayman Islands Branch, as Co-Documentation Agents, and the lender parties thereto, allowing APS to borrow, repay and reborrow, from time to time, up to $500 million through November 4, 2016.  On November 4, 2011, APS terminated its prior $500 million unsecured revolving credit facility with Wells Fargo Bank, National Association, as Agent and Issuing Bank, Bank of America, N.A., as Co-Syndication Agent and Issuing Bank, Barclays Capital and Credit Suisse, Cayman Islands Branch, as Co-Syndication Agents, and the lender parties thereto, which was replaced by the new facility.  The prior credit facility would have expired on February 12, 2013.  APS will use the new facility for general corporate purposes, including as a standby facility to support commercial paper issuances.  The facility can also be used for letters of credit.

Borrowings under the facility will bear interest based on APS’s then-current senior unsecured debt ratings.

Borrowings under the facility are conditioned on APS’s ability to make certain representations at the time each borrowing is made, except for representations concerning no material adverse effect and certain litigation matters, which were made only at the time the facility was entered into.  The facility includes customary covenants, including that APS maintain a consolidated debt-to-capitalization ratio no greater than a prescribed level and comply with certain lien restrictions.  The facility also includes customary events of default, including a cross default provision and a change of control provision relating to Pinnacle West, the parent company of APS.  If an event of default occurs, lenders holding a specified percentage of the commitments, or the agent with such lenders’ consent, may terminate the obligations of the lenders to make loans under the facility and the obligations of the issuing banks to issue letters of credit and may declare the obligations outstanding under the facility to be due and payable.

APS and its affiliates maintain normal banking and other relationships with the agents and various other lenders and/or their affiliates in the new facility affiliates and in the prior $500 million credit facility that has been terminated.

Item 7.01.  Regulation FD Disclosure.

Investor and Analyst Meeting

Pinnacle West is participating in the Edison Electric Institute Financial Conference on November 6, 2011 through November 9, 2011.  We will be meeting with members of the investment community during the conference and we will be utilizing slide handouts during those meetings.  Copies of the handouts are attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Registrant(s)	Description

99.1	Pinnacle West APS	Pinnacle West handouts for use at the Edison Electric Institute Financial Conference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated:	November 4, 2011	By:	/s/ James R. Hatfield
James R. Hatfield
Senior Vice President and Chief Financial Officer

ARIZONA PUBLIC SERVICE COMPANY
(Registrant)

Dated:	November 4, 2011	By:	/s/ James R. Hatfield
James R. Hatfield
Senior Vice President and Chief Financial Officer